SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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☐	Preliminary Proxy Statement

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RS Investment Trust RS Variable Products Trust
(Name of Registrant as Specified in its Charter)

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RS INVESTMENT TRUST

RS VARIABLE PRODUCTS TRUST

388 Market Street, Suite 1700

San Francisco, CA 94111

April 5, 2011

Dear Shareholder:

A joint meeting of shareholders (the “Meeting”) of RS Investment Trust and RS Variable Products Trust (each a “Trust” and collectively the “Trusts”) will be held on May 20, 2011, at 9:00 a.m., Pacific Time, at the offices of the Trusts at 388 Market Street, 17th Floor, San Francisco, CA 94111.

At the Meeting, shareholders of each Trust will be asked to elect eight Trustees of RS Investment Trust and RS Variable Products Trust. Seven nominees are currently Trustees of the Trusts. In addition, the Board has nominated one new candidate as a nominee for election to the Board in connection with the retirement of one of the current members of the Board.

Although we would like very much to have each shareholder or each owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) attend the Meeting, we realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. For owners of a variable annuity contract or variable life insurance policy, although GIAC is the named owner of any shares you own beneficially, GIAC is seeking your instructions on how it should vote these shares on your behalf. Shareholders and contract owners are asked to complete, sign, and return promptly the enclosed proxy card and/or voting instruction card, as applicable. A postage-paid envelope is enclosed for this purpose. If you hold shares in more than one account, you should return a proxy card or voting instruction card, as applicable, for each account. You can also vote your shares by telephone or via the Internet. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor reminding you to vote your shares or to provide voting instructions.

We look forward to receiving your vote or voting instructions.

Sincerely,

/s/ Terry R. Otton
Terry R. Otton
President, Trustee
RS Investment Trust and RS Variable Products Trust

RS INVESTMENT TRUST

RS VARIABLE PRODUCTS TRUST

388 Market Street, Suite 1700

San Francisco, California 94111

NOTICE OF A JOINT MEETING OF SHAREHOLDERS

To shareholders of RS Investment Trust (“Investment Trust”) and RS Variable Products Trust (“Variable Trust”) (each a “Trust” and collectively the “Trusts”):

A meeting of the shareholders (the “Meeting”) of Investment Trust and of Variable Trust will be held on May 20, 2011, at 9:00 a.m., Pacific Time, at the offices of the Trusts at 388 Market Street, 17th Floor, San Francisco, CA 94111, for the following purposes:

Proposal 1.	To elect Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal to serve as Trustees of the Trusts; and

Proposal 2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

With respect to Proposal 1, all of the shareholders of funds that are series of Investment Trust will vote together as a single class and all of the shareholders of funds that are series of Variable Trust will vote together as a single class.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please read the enclosed Proxy Statement for a discussion of Proposal 1.

Only shareholders of record for a Trust as of the close of business on March 15, 2011 (the “Record Date”), are entitled to notice of and to vote at the Meeting.

The funds comprising Variable Trust (the “Variable Funds”) issue and sell their shares to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). These separate accounts hold shares of mutual funds, including the Variable Funds, which fund benefits under variable annuity contracts or variable life insurance policies that are issued by GIAC. As the owner of the assets held in the separate accounts, GIAC is a shareholder of the Variable Funds and is entitled to vote its shares of each Variable Fund. However, Variable Trust has been informed that GIAC votes outstanding shares of the Variable Funds in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies (“Contract Owners”). This Notice is expected to be delivered by GIAC to Contract Owners who do not invest directly in or hold shares of the Variable Funds, but who, by virtue of their ownership of the contracts, have a beneficial interest in one or more of the Variable Funds as of the Record Date, so that they may instruct GIAC how to vote the shares of the Variable Funds underlying their contracts or policies.

By order of the Trustees,

/s/ Benjamin L. Douglas
BENJAMIN L. DOUGLAS
Secretary

April 5, 2011

Your vote or voting instructions are important. Please vote promptly by signing and returning the enclosed proxy card(s) and/or voting instruction card(s), as applicable, or by recording your vote by telephone or via the Internet. The enclosed addressed envelope requires no postage and is provided for your convenience. Shareholders and Contract Owners are urged to sign and return the enclosed proxy card(s) and/or voting instruction card(s), respectively, in the enclosed envelope so as to be represented at the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2011.

You may obtain a copy of this Proxy Statement, the accompanying Notice of a Joint Meeting of Shareholders, and the proxy card and/or voting instruction card without charge by visiting the web site indicated on your proxy card. You also may obtain a copy of your fund’s annual report for the fiscal year ended December 31, 2010, without charge. For Investment Trust shareholders, please direct any such requests by e-mail to funds@rsinvestments.com, by telephone to 1-800-766-FUND, by writing to RS Investment Management Co. LLC at 388 Market Street, Suite 1700, San Francisco, California 94111, or

by downloading from www.rsinvestments.com. For Variable Trust Contract Owners, please direct any such requests by telephone to 1-800-221-3253, by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004, or by downloading from www.guardianinvestor.com.

RS INVESTMENT TRUST

RS VARIABLE PRODUCTS TRUST

388 Market Street, Suite 1700 San Francisco, CA 94111

Proxy Statement

Joint Meeting of Shareholders to be held on

May 20, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of RS Investment Trust, a Massachusetts business trust (“Investment Trust”), and RS Variable Products Trust, a Massachusetts business trust (“Variable Trust”) (each a “Trust” and collectively the “Trusts”). Because the same members comprise the Board of Trustees of Investment Trust and the Board of Trustees of Variable Trust, references herein to the “Board” and members of the Board shall refer to the Boards of both Trusts unless otherwise indicated. Furthermore, because the same members comprise the committees of each Board, references herein to a particular committee of a Board shall refer to the committees of each Board. This Proxy Statement is furnished in connection with the Joint Meeting of Shareholders of the Trusts (the “Meeting”) to be held on May 20, 2011, at 9:00 a.m., Pacific Time, at the offices of the Trusts at 388 Market Street, 17th Floor, San Francisco, CA 94111, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Joint Meeting of Shareholders (the “Notice”). The Notice and this Proxy Statement with its enclosures are first being made available to shareholders and Contract Owners (defined below) on or about April 5, 2011.

At the Meeting, shareholders of the Trusts will be asked to vote on the election of Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal to serve as Trustees of each Trust (the “Proposal”).

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted FOR each nominee listed above. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

Each series of Variable Trust (the “Variable Funds”) issues and sells its shares to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). The following information has been provided to Variable Trust by GIAC. The separate accounts hold shares of mutual funds, including the Variable Funds, which fund benefits under variable annuity contracts or variable life insurance policies that are issued by GIAC. Each separate account invests in the different Variable Funds and certain other mutual funds. Owners of the variable annuity contracts and variable life insurance policies issued by GIAC (“Contract Owners”) allocate the value of their contracts or policies among these separate accounts. As such, Contract Owners may be indirect participants in the Variable Funds. However, as the owner of the assets held in the separate accounts, GIAC is the shareholder of record of the Variable Funds. Contract Owners are being asked to give their voting instructions to GIAC on the Proposal. Contract Owners are eligible to provide voting instructions for use at the Meeting if, at the close of business on the Record Date (as defined below), they owned a variable annuity contract or variable life insurance policy and some or all of the value of the variable annuity contract or variable life insurance policy was allocated for investment in a Variable Fund. GIAC has informed the Variable Funds that, as the record shareholder of the Variable Funds, it will vote the Variable Fund shares attributable to a Contract Owner’s variable annuity contract or variable life insurance policy in accordance with the voting instructions provided on the Contract Owner’s voting instruction card if it is properly executed and returned in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, GIAC has informed the Variable Funds that it will vote the shares FOR each nominee listed above. A representative of GIAC will cast the votes on behalf of the Contract Owners by proxy. Contract Owners may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

The mailing address of each Trust is 388 Market Street, Suite 1700, San Francisco, California 94111. Solicitation of proxies and voting instructions by personal interview, mail, and telephone may be made by officers and Trustees of the Trusts (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of Computershare Fund Services (“CFS”) has been retained to assist in the solicitation of proxies of shareholders of Investment Trust at a cost that is not expected to exceed $78,000, although actual costs may be substantially higher, and the firm of Boston Financial Data Services (“BFDS”) has been retained to assist in the tabulation of voting instructions of Contract Owners. The expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, the solicitation of proxies, and the tabulation of proxies and voting instructions will be borne by the Trusts.

Each Trust will vote separately. This means that all of the shareholders of all series of Investment Trust (the “Retail Funds”) will vote together as a single class and all of the shareholders of the Variable Funds (collectively with the Retail Funds, the “Funds”) will vote together as a single class.

Shareholders of record at the close of business on March 15, 2011 (the “Record Date”), will be entitled to vote at the Meeting. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate vote.

As of the Record Date, there were 1,098,946,986.316 total outstanding shares of Investment Trust.

As of the Record Date, there were 299,998,050.461 total outstanding shares of Variable Trust.

THE PROPOSAL

ELECTION OF TRUSTEES

The Board has fixed the number of Trustees at eight. The Nominating Committee of the Board screens and selects members of the Board and consists solely of Trustees who are not “interested persons” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Nominating Committee has recommended that the Board nominate for election by shareholders Judson Bergman, Kenneth R. Fitzsimmons, Jr., Anne M. Goggin, Christopher C. Melvin, Jr., Deanna M. Mulligan, Gloria S. Nelund, Terry R. Otton, and John P. Rohal, who are described in the following pages, and the Board has nominated such individuals. The Board recommends that you vote in favor of their election.

Seven Trustee nominees currently serve as Trustees of each Trust: Mr. Bergman, Mr. Fitzsimmons, Ms. Goggin, Mr. Melvin, Ms. Nelund, Mr. Otton, and Mr. Rohal. One of the current Trustees of the Trusts, Dennis J. Manning, is expected to resign as a Trustee of the Trusts effective as of the date of the Meeting. Mr. Manning, the chief executive officer of The Guardian Life Insurance Company of America (“Guardian”), the parent company of the majority owner of RS Investment Management Co. LLC (“RS Investments”), the Funds’ investment adviser, has announced his retirement from Guardian effective in February 2012. As part of the transition of his responsibilities, Mr. Manning recommended Ms. Mulligan as a Trustee nominee to the Nominating Committee. Ms. Mulligan is the president and chief operating officer of Guardian and is expected to assume Mr. Manning’s role as chief executive officer of Guardian effective July 1, 2011. Ms. Mulligan has not previously served as a Trustee of either Trust. The Nominating Committee met to consider each nominee’s candidacy. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Board also considered, among other factors, the particular attributes described below with respect to the various individual nominees. The summaries set forth below as to the qualifications, attributes, and skills of each current and nominee Trustee are furnished in response to requirements imposed by the Securities and Exchange Commission, do not constitute any holding out of the Board or any current or nominee Trustee as having any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than would otherwise be the case.

Independent Trustee Nominees

Judson Bergman. Mr. Bergman’s experience as a founder and chief executive officer of a business serving the investment management industry and his service as a senior executive at an investment advisory firm.

Kenneth R. Fitzsimmons, Jr. Mr. Fitzsimmons’ significant investment banking experience and familiarity with securities markets and financial matters generally.

Anne M. Goggin. Ms. Goggin’s significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also had significant prior service as a board member and board chair of other mutual fund complexes.

Christopher C. Melvin, Jr. Mr. Melvin’s significant executive experience, his experience as a founder and chief executive officer of a brokerage firm, and his significant board experience, including service on the board of a stock exchange.

Gloria S. Nelund. Ms. Nelund’s significant executive and investment management industry experience, including service as chief executive officer of two investment advisory firms, and her experience as a co-founder and chief executive officer of an investment firm.

John P. Rohal. Mr. Rohal’s significant senior executive experience, including service as a senior executive of an investment advisory firm, and his in-depth experience in investment research and management.

Interested Trustee Nominees

Deanna M. Mulligan. Ms. Mulligan’s experience as a senior executive at Guardian, including her current service as president and chief operating officer of Guardian.

Terry R. Otton. Mr. Otton’s experience as chief executive officer of RS Investments.

Required Vote

For each Trust, the eight nominees receiving the affirmative vote of a plurality of the Trust’s outstanding shares voting at the Meeting in person or by proxy, if a quorum is present, shall be elected.

As described in “Special Considerations for Contract Owners of the Variable Funds,” because GIAC will vote the Variable Fund shares attributable to the variable annuity contracts or variable life insurance policies for which it does not receive a voting instruction card in the same proportion as the shares for which it does receive a voting instruction card, a small number of shareholders may determine the outcome of a vote.

The Trustees of the Trusts unanimously recommend that the shareholders of each Trust vote to elect each of the nominees as a Trustee of each Trust.

Additional Trustee Information

Each nominee has agreed to serve as a Trustee if elected. However, if any of them is unable to serve or for good cause will not serve, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted for alternative candidates in accordance with the judgment of the persons named as proxies in the enclosed form of proxy. The term of office of each person elected as a Trustee will be until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is elected and qualified. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of a Board, excluding the member who has reached the retirement age. Neither the Amended and Restated Agreement and Declaration of Trust of Investment Trust nor the Agreement and Declaration of Trust of Variable Trust provides for the annual election of Trustees.

The following table provides additional information about the nominees for Trustees. Each nominee’s principal occupation for the last five years is listed, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

Trustee Nominees

Name and Age	Position(s) Held/to be Held With Trusts	Length of Service (Both Trusts)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/to be Overseen by Trustee	Other Directorships Held by Trustee+
Independent Trustee Nominees

Judson Bergman, 54	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	35	Envestnet, Inc. (1999-present)

Kenneth R. Fitzsimmons, Jr., 65	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	35	None

Anne M. Goggin, 62	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company (1979-2004).	35	None

Christopher C. Melvin, Jr., 56	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	35	None

Gloria S. Nelund, 49	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	35	None

Name and Age	Position(s) Held/to be Held With Trusts	Length of Service (Both Trusts)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen/to be Overseen by Trustee	Other Directorships Held by Trustee+
John P. Rohal, 63	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	35	None

Interested Trustee Nominees

Deanna M. Mulligan,* 47	Nominee for Trustee	N/A	President and Chief Operating Officer, Guardian.	35***	None

Terry R. Otton,** 56	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to August 2006, CEO and CFO), RS Investments.	35	None

+	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian.
**	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.
***	Reflects number of portfolios that would be overseen by Ms. Mulligan if she were elected to the Board.

Board Leadership Structure, Risk Oversight, and Committee Arrangements

The Board consists of eight Trustees, six of whom are Independent Trustees. An Independent Trustee serves as Chairperson of the Board. In addition, each of the four standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from RS Investments with their independent legal counsel and with the Funds’ Chief Compliance Officer. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained RS Investments as the Funds’ investment adviser. Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds, makes investment decisions on their behalf (or retains a sub-adviser to do so), manages risks that arise from the Funds’ investments and operations, and provides administrative services to each of the Funds, all pursuant and subject to its investment advisory agreements with the Funds. With respect to any Fund for which a sub-adviser or sub-sub-adviser has been retained to provide advisory services, the sub-adviser or sub-sub-adviser provides a continuing investment program for the Fund, makes investment decisions on its behalf, and manages risks that arise from the Fund’s investments and operations, all pursuant and subject to the terms of a sub-advisory or sub-sub-advisory agreement and the general oversight of RS Investments. Employees of RS Investments serve as the Trusts’ officers, including each Trust’s President.

The Board exercises general oversight of the services provided by RS Investments and each sub-adviser and sub-sub-adviser, including certain risk management functions. In the course of exercising such oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer who reports on the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including certain investment risks.

The Board conducts much of its work through four standing Committees: the Audit Committee; the Nominating Committee; the Brokerage and Pricing Committee; and the Legal and Regulatory Committee.

The Audit Committee, among other things, oversees the accounting and financial reporting processes of the Trusts and their series and their internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers; oversees the quality and integrity of the Trusts’ financial statements and the independent audit thereof; oversees, or, as appropriate, assists Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; approves prior to appointment the engagement of the Trusts’ independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence, and performance of the Trusts’ independent registered public accounting firm; and acts as liaison between the Trusts’ independent registered public accounting firm and the full Board. The members of the Audit Committee are Messrs. Bergman (chair) and Rohal and Ms. Nelund. The Audit Committee met four times during the fiscal year ended December 31, 2010.

The Nominating Committee supervises the nominations and elections of Independent Trustees of the Trusts. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the relevant Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. The Nominating Committee Charter is attached hereto as Schedule A. The members of the Nominating Committee are Messrs. Bergman, Fitzsimmons, Melvin, and Rohal, and Mmes. Goggin and Nelund. The Nominating Committee did not meet during the fiscal year ended December 31, 2010.

The Nominating Committee seeks Trustee candidates that uniformly exhibit a high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. While the Nominating Committee does not have a formal diversity policy, the Nominating Committee expects to seek candidates that possess sufficiently diverse skill sets and characteristics that will contribute to the overall effectiveness of the Board. When considering a candidate for the Board, the Committee generally considers the manner in which each candidate’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

The Brokerage and Pricing Committee assists the Board of Trustees in its review and oversight of the brokerage services provided to the Funds and of the valuation of the Funds’ portfolio investments. The duties of the Brokerage and Pricing Committee include reviewing information regarding brokerage practices of the Funds’ adviser, sub-adviser, and sub-sub-adviser (as applicable) (collectively, the “Advisers”); principal transactions effected by the Advisers on behalf of the Funds; the efficiency of an Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Funds and the Advisers with applicable law and relevant policies and procedures of the Funds relating to the purchase and sale of portfolio securities by the Funds; soft-dollar practices of the Advisers as they relate to the Funds; and compliance by the Advisers with applicable law and relevant policies and procedures of the Funds relating to the use of soft dollars. The members of the Brokerage and Pricing Committee are Messrs. Fitzsimmons (chair), Melvin, and Rohal. The Brokerage and Pricing Committee met four times during the fiscal year ended December 31, 2010.

The Legal and Regulatory Committee assists the Board of Trustees in its review and oversight of the Funds’ legal and regulatory compliance. The duties of the Legal and Regulatory Committee include reviewing information regarding proposed changes to the compliance policies or procedures of the Trusts and appropriate service providers; reports on the compliance by the Funds with certain exemptive rules under the 1940 Act, exemptive relief, and no-action relief under which the Funds operate; information provided to the Committee and the Board of Trustees as to litigation involving the Trusts or any service provider to the Trusts; and proposals as to changes in the contractual arrangements relating to any of the Funds. The members of the Legal and Regulatory Committee are Mmes. Nelund (chair) and Goggin, and Mr. Melvin. The Legal and Regulatory Committee met four times during the fiscal year ended December 31, 2010.

Share Ownership

As of December 31, 2010, the Trustees and officers of the Trusts did not own 1% or more of the outstanding shares of any Fund.

The following table shows the dollar range of equity securities beneficially owned by each nominee for Trustee (i) in each of the Funds in which they currently own shares and (ii) on an aggregate basis, in all Funds of the Trusts overseen or to be overseen by the nominee, in each case as of December 31, 2010.

Name of Trustee Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds
Independent Trustee Nominees

Judson Bergman	RS Global Natural Resources Fund $10,001 - $50,000 RS International Growth Fund $10,001 - $50,000 RS Technology Fund $10,001 - $50,000 RS Value Fund $10,001 - $50,000	>$100,000

Kenneth R. Fitzsimmons, Jr.	RS Floating Rate Fund $50,001 - $100,000 RS Money Market Fund $10,001 - $50,000 RS Partners Fund $10,001 - $50,000 RS Strategic Income Fund $50,001 - $100,000	>$100,000

Anne M. Goggin, Esq.	RS Emerging Markets Fund $50,001 - $100,000 RS Large Cap Alpha Fund $50,001 - $100,000 RS Tax-Exempt Fund $1 - $10,000	>.$100,000

Christopher C. Melvin, Jr.

RS Floating Rate Fund

$10,001 - $50,000

RS Global Natural Resources Fund

$10,001 - $50,000

RS International Growth Fund

$10,001 - $50,000

RS S&P 500 Index Fund

$10,001 - $50,000

RS Tax-Exempt Fund

$1 - $10,000

$50,001 - $100,000

Gloria S. Nelund	RS Global Natural Resources Fund $10,001 - $50,000 RS Small Cap Growth Fund $50,001 - $100,000 RS Technology Fund $50,001 - $100,000	>$100,000

Name of Trustee Nominee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds
John P. Rohal	RS Money Market Fund >$100,000	>$100,000
Interested Trustee Nominees

Deanna M. Mulligan	RS Large Cap Alpha Fund $10,001 - $50,000	$10,001 - $50,000

Terry R. Otton	RS Investors Fund $1 - $10,000 RS Small Cap Growth Fund $50,001 - $100,000	$50,001 - $100,000

Shareholder Communications with the Board

The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board of Trustees, Investment Trust or Variable Trust, as applicable, c/o Chief Compliance Officer, 388 Market Street, Suite 1700, San Francisco, CA 94111. In addition, shareholders may also send e-mails to the Independent Trustees at trustees@rsinvestments.com. Shareholder communications must be (i) in writing and signed by the shareholder (or, in the case of e-mail, have the shareholder’s name at the end of the message) and (ii) identify the series (and, if applicable, class) and number of shares of the Trust held by the shareholder.

Trustee Compensation Table

Pursuant to the terms of the investment advisory agreements between the Trusts, on behalf of each Fund, and RS Investments (each an “Advisory Agreement” and together the “Advisory Agreements”), RS Investments pays all compensation of officers of the Trusts as well as the fees and expenses of all Trustees of the Trusts who are interested persons of the Trust (as defined in the 1940 Act). Each Fund pays its allocable portion of independent Trustee fees and expenses based on such Fund’s net asset value.

The table below sets forth the compensation received by the Trustees from each Fund and the aggregate compensation paid to the Trustees by all the Funds for the fiscal year ended December 31, 2010. Mr. Manning and Mr. Otton, as interested trustees, are not paid compensation by the Funds. Ms. Mulligan, if elected as a Trustee, would be an interested trustee and would not be paid any compensation by the Funds.

Name of Fund	Judson Bergman	Kenneth R. Fitzsimmons, Jr.	Anne M. Goggin, Esq.	Christopher C. Melvin, Jr.	Gloria S. Nelund	John P. Rohal
RS Partners Fund	$15,504.24	$15,891.86	$29,090.00	$14,141.86	$15,891.85	$14,141.83
RS Value Fund	$15,110.41	$15,473.44	$28,313.90	$13,770.82	$15,473.43	$13,770.82
RS Large Cap Alpha Fund	$6,405.44	$6,561.44	$12,019.02	$5,837.77	$6,561.44	$5,837.77
RS Investors Fund	$122.86	$125.83	$230.04	$112.02	$125.83	$112.04
RS Global Natural Resources Fund	$11,279.52	$11,529.88	$20,986.61	$10,275.96	$11,529.88	$10,275.97
RS Capital Appreciation Fund[1]	$773.47	$773.47	$1,512.69	$703.16	$773.47	$703.16
RS Small Cap Growth Fund	$3,726.88	$3,818.20	$6,983.36	$3,398.54	$3,818.22	$3,398.54
RS Select Growth Fund	$519.37	$531.86	$972.98	$473.37	$531.86	$473.37
RS Mid Cap Growth Fund	$456.50	$467.39	$855.90	$415.87	$467.39	$415.87
RS Growth Fund	$824.62	$844.41	$1,546.96	$751.26	$844.41	$751.26
RS Technology Fund	$1,492.64	$1,522.50	$2,756.07	$1,358.91	$1,522.50	$1,358.91
RS Small Cap Equity Fund	$786.29	$805.21	$1,472.75	$716.71	$805.21	$716.71
RS International Growth Fund	$473.83	$483.68	$878.63	$431.32	$483.68	$431.32
RS Emerging Markets Fund	$14,598.40	$14,938.86	$27,244.45	$13,307.16	$14,938.86	$13,307.16
RS Investment Quality Bond Fund	$1,286.59	$1,317.17	$2,413.77	$1,171.76	$1,317.17	$1,171.76
RS Low Duration Bond Fund	$3,746.69	$3,819.08	$6,923.01	$3,407.49	$3,819.08	$3,407.49
RS High Yield Bond Fund	$927.37	$948.36	$1,734.02	$844.19	$948.36	$844.19
RS Tax-Exempt Fund	$2,163.15	$2,212.54	$4,044.71	$1,969.60	$2,212.54	$1,969.60
RS High Yield Municipal Bond Fund	$533.50	$542.87	$980.50	$484.84	$542.87	$484.84
RS Floating Rate Fund	$1,680.25	$1,703.54	$3,024.23	$1,528.41	$1,703.54	$1,528.41
RS Strategic Income Fund	$461.94	$472.51	$863.19	$420.69	$472.51	$420.69
RS Money Market Fund	$3,909.61	$4,004.66	$7,345.20	$3,561.70	$4,004.66	$3,561.70
RS S&P 500 Index Fund	$669.24	$686.06	$1,261.29	$609.78	$686.06	$609.78
RS Partners VIP Series	$124.89	$128.02	$235.02	$113.83	$128.02	$113.83
RS S&P 500 Index VIP Series	$839.55	$859.69	$1,574.49	$764.91	$859.69	$764.91
RS Small Cap Growth Equity VIP Series	$838.51	$857.85	$1,572.37	$763.11	$857.85	$763.11

Name of Fund	Judson Bergman	Kenneth R. Fitzsimmons, Jr.	Anne M. Goggin, Esq.	Christopher C. Melvin, Jr.	Gloria S. Nelund	John P. Rohal
RS Money Market VIP Series	$1,509.13	$1,545.82	$2,840.86	$1,374.12	$1,545.82	$1,374.12
RS Large Cap Alpha VIP Series	$7,193.18	$7,367.66	$13,491.68	$6,555.63	$7,367.66	$6,555.63
RS Emerging Markets VIP Series	$1,148.11	$1,174.72	$2,149.53	$1,045.48	$1,174.72	$1,045.48
RS High Yield Bond VIP Series	$667.27	$683.37	$1,252.90	$607.85	$683.37	$607.85
RS International Growth VIP Series	$1,971.11	$2,017.22	$3,693.05	$1,795.02	$2,017.22	$1,795.02
RS Investment Quality Bond VIP Series	$4,849.95	$4,964.83	$9,091.08	$4,417.69	$4,964.83	$4,417.69
RS Low Duration Bond VIP Series	$725.08	$742.08	$1,355.14	$660.79	742.08	$660.79
RS Global Natural Resources VIP Series	$116.14	$118.87	$217.33	$105.82	$118.87	$105.82
RS Value VIP Series	$29.79	$30.57	$55.79	$27.23	$30.57	$27.23
Aggregate Compensation from RS Investment Trust and RS Variable Products Trust Funds	$107,000	$109,500	$200,000	$97,500	$109,500	$97,500
Pension or Retirement Benefits Accrued as Part of Trust Expenses	$—	$—	$—	$—	$—	$—
Estimated Annual Benefits Upon Retirement	$—	$—	$—	$—	$—	$—
Total Cash Compensation From Fund Complex[2,3]	$107,000	$109,500	$200,000	$97,500	$109,500	$97,500

1	The Fund has not completed a full fiscal year of operations; therefore, compensation is estimated for the Fund’s current fiscal year ending December 31, 2011.
2	The Fund Complex consists of the series of Investment Trust and Variable Trust.
3	These are actual amounts paid by all of the Funds for the fiscal year ended December 31, 2010, including RS Capital Appreciation Fund, which had not completed a full fiscal year of operations as of December 31, 2010; these amounts do not include any estimated fees for the fiscal year ending December 31, 2011.

FUND INFORMATION

This section provides certain additional information about the Funds, including information about their principal underwriter and investment adviser, sub-adviser, and sub-sub-adviser, administrative services provider, independent registered public accounting firm, executive officers, and the identity of persons who beneficially owned more than 5% of the outstanding shares of any Trust as of February 28, 2011.

Investment Adviser

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, a wholly owned subsidiary of Guardian, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Terry Otton, Chief Executive Officer of RS Investments, serves as the Trusts’ President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RS Investments, serves as the Trusts’ Chief Legal Officer, Secretary and Vice President. Mr. James Klescewski, Chief Financial Officer of RS Investments, serves as the Trusts’ Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian, three other members designated by GIS, two members selected by RS Investments, one non-employee member selected by GIS and one non-employee member selected by the management of RS Investments.

Pursuant to the Advisory Agreements, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Board, and (i) furnishes each Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes each Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board. In addition, the Advisory

Agreements set forth the role of RS Investments with respect to the selection and oversight of sub-advisers. With respect to Funds for which a sub-adviser or sub-sub-adviser has been retained to provide advisory services to that Fund, the sub-adviser or sub-sub-adviser performs certain of the duties listed above, subject to the general oversight of RS Investments.

In addition, the Advisory Agreements state that RS Investments provides certain administrative services for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Funds. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreements will not be impaired thereby.

Investment Sub-advisers

Guardian Investor Services LLC

GIS serves as the sub-adviser for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund, RS S&P 500 Index Fund, RS Money Market Fund, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, RS S&P 500 Index VIP Series, and RS Money Market VIP Series (the “GIS Sub-Advised Funds”). GIS and RS Investments have entered into written Sub-Advisory, Sub-Administration and Accounting Services Agreements pursuant to which GIS provides sub-advisory services with respect to the GIS Sub-Advised Funds, subject to the general oversight of RS Investments and the Board. GIS and its predecessor have provided investment advisory services since 1968. GIS is a subsidiary of Guardian. GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of each of the Funds’ shares and of variable annuity and variable life insurance contracts issued by GIAC.

Guardian Baillie Gifford Limited

Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement between Guardian Baillie Gifford Limited (“GBG”) and RS Investments, GBG serves as the sub-adviser for RS International Growth Fund, RS Emerging Markets Fund, RS International Growth VIP Series, and RS Emerging Markets VIP Series (the “GBG Sub-Advised Funds”).

GBG was formed in November 1990 through a joint venture between GIAC and Baillie Gifford Overseas Limited (“BG Overseas”), which is wholly owned by Baillie Gifford & Co. GIAC owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG has entered into an investment sub-sub-advisory agreement with BG Overseas pursuant to which BG Overseas serves as sub-sub-adviser for the GBG Sub-Advised Funds and manages the day-to-day operations of each GBG Sub-Advised Fund’s portfolio, subject to the general oversight of GBG, RS Investments, and the Board.

Investment Sub-sub-adviser

Baillie Gifford Overseas Limited

BG Overseas is the investment sub-sub-adviser for the GBG Sub-Advised Funds pursuant to an investment sub-sub-advisory agreement with GBG. Pursuant to this investment sub-sub-advisory agreement, BG Overseas manages the day-to-day operations of each GBG Sub-Advised Fund’s portfolio. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by GBG. GBG continually monitors and evaluates the performance of BG Overseas.

GBG, BG Overseas, and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Principal Underwriter

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares and of variable annuity and variable life insurance contracts issued by GIAC. Each Trust has entered into a distribution agreement with GIS (the “Distribution Agreements”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to GIS. Shares are offered continuously; however, the Trusts reserve the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations. GIS receives no compensation from the Trusts or from purchasers of the Funds’ shares for acting as distributor of Class Y shares of the Retail Funds or Class I shares of the Variable Funds.

Administrative Services

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (“State Street”) provides certain administrative services, including treasury, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement between State Street and each of the Funds. For its services under the agreement, State Street has the right to receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP was the independent registered public accounting firm for the Trusts for the fiscal year ending December 31, 2010, and has been selected as the independent registered public accounting firm for fiscal year 2011 for all Funds.

Representatives from PricewaterhouseCoopers LLP are not expected to attend the Meeting. However, if requested in writing by any shareholder at least five business days prior to the date of the Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions. Any such request must be sent to RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111, Attention: James Klescewski.

Each Audit Committee pre-approves at least annually audit and non-audit services provided by PricewaterhouseCoopers LLP that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of each Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to each Audit Committee at its next meeting.

Schedule B attached hereto includes tables that set forth for each Trust, for its two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to each Trust and (b) those non-audit services provided to RS Investments, and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust that related directly to the Trust’s operations and financial reporting under the following captions:

(i)	Audit Fees - fees related to the audit review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees for services traditionally performed by PricewaterhouseCoopers LLP, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

(iii)	Tax Fees - fees for tax compliance, tax planning, and tax advice services. Tax planning and tax advice services include assistance with the audits, employee benefit plans, and requests for ruling or technical advice from tax authorities.

(iv)	All Other Fees - fees for services relating to accounting for fund mergers and examination of investment management controls.

Schedule B attached hereto also sets forth the aggregate fees billed by PricewaterhouseCoopers LLP, for each Trust’s two most recent fiscal years, for non-audit services rendered to each Trust and to RS Investments (not including services rendered to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust.

Each Audit Committee has considered whether the provision of non-audit services that were rendered to RS Investments (not including services rendered to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to a Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Executive Officers

The following table provides information about the current executive officers of each Trust. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer’s principal occupation is as an employee or officer of RS Investments or its affiliates. Each officer’s principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

Name and Age	Position(s) Held With Each Trust	Officer Since (1)	Principal Occupations During the Past Five Years & Directorships (2)
Terry R. Otton, 56	Trustee, President and Principal Executive Officer	Since September 2005 – Investment Trust Since May 2006 – Variable Trust	CEO (prior to August 2006, CEO and CFO), RS Investments. Trustee for Investment Trust and Variable Trust

James E. Klescewski, 55	Treasurer and Principal Financial and Accounting Officer	Since September 2006 – Both Trusts	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm.

Benjamin L. Douglas, 44	Vice President, Secretary, and Chief Legal Officer	Since February 2004 – Investment Trust Since May 2006 – Variable Trust	General Counsel, RS Investments.

John J. Sanders, Jr., 65	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2004 – Investment Trust Since May 2006 – Variable Trust	Chief Compliance Officer, RS Investments.

(1)	Date first appointed to serve as an officer of each Trust. Each officer has served continuously since appointment.
(2)	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

The Agreement and Declaration of Trust and By-Laws of each Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the applicable Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trusts, at their expense, provide liability insurance for the benefit of their Trustees and officers.

Interests of Certain Persons

To the knowledge of the Trusts, no shareholder owned beneficially 5% or more of a Trust’s total outstanding shares as of February 28, 2011. GIAC owned of record 294,857,628.495 total shares of the series of Variable Trust, representing approximately 98.53% of the total shares of the series of Variable Trust, as of February 28, 2011.

FURTHER INFORMATION ABOUT VOTING

AND THE MEETING

Manner of Voting Proxies

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trusts to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote. Abstentions and “broker non-votes” will not have any effect on the election of Trustees.

“Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. A Trust may request that selected brokers or nominees return proxies in respect of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Each Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Instructions for Voting Proxies or Providing Voting Instructions

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return all of the enclosed proxy or voting instruction card(s), as applicable, following the instructions printed on the card. You may also record your vote via the Internet or telephone. To use the Internet, please access the Internet address listed on your proxy or voting instruction card and follow the instructions on the website. To record your vote via automated telephone service, call the toll-free number listed on your proxy or voting instruction card. Shareholders and Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.

As the Meeting date approaches, certain shareholders of Investment Trust and Contract Owners of Variable Trust may receive a telephone call from a representative of Computershare Fund Services (as previously defined, “CFS”), if their proxy and/or voting instruction card(s) have not yet been received. Proxy and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy or voting instruction is solicited, the CFS representative is required to ask for each shareholder’s or Contract Owner’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the notice of Internet availability in the mail or that the Contract Owner has received the proxy materials in the mail. If the shareholder or Contract Owner is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the Proposal listed on the proxy or voting instruction card and ask for the shareholder’s or Contract Owner’s instructions on the Proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder or Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s or Contract Owner’s instructions on the card. If your vote is taken over the telephone by a CFS representative you will be sent a letter to confirm your instructions. If your instructions are not correctly reflected in the confirmation, call 1-800-766-3863 immediately for assistance. Shareholders and Contract Owners can call 1-800-766-3863 with any additional questions.

Special Considerations for Contract Owners of the Variable Funds

Votes will be tabulated by the inspectors of election appointed for the Meeting. GIAC has informed Variable Trust that it will vote its shares in accordance with the voting instructions for the Variable Funds actually received from Contract Owners. GIAC will vote the Variable Fund shares attributable to the variable annuities and variable life insurance policies for which it does not receive voting instruction cards in the same proportions as the shares for which it does receive voting instruction cards. GIAC and Guardian have informed Variable Trust that they will also vote the Variable Fund shares that they own beneficially in the same proportion as the shares for which GIAC receives voting instruction cards. As a result, a relatively small number of Contract Owners may determine the outcome of a vote.

In order for the Meeting to go forward in respect of Variable Trust, there must be a quorum. This means that at least 40% of Variable Trust’s shares entitled to vote on the Proposal must be represented at the Meeting either in person or by proxy. The presence of GIAC at the Meeting in person or by proxy will meet the quorum requirement for Variable Trust.

Adjournment

If a quorum for either Trust is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting as to that Trust to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of that Trust represented at the Meeting in person or by proxy. The persons named as proxies will vote all proxies that they are entitled to vote for the Proposal FOR such an adjournment with respect to the Proposal; any proxies required to be voted against the Proposal will be voted AGAINST adjournment as to the Proposal; proxies marked to abstain from voting on the Proposal will abstain from voting on adjournment as to the Proposal; broker non-votes received in respect of the Proposal will be considered votes FOR such an adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

Neither Trust’s Agreement and Declaration of Trust provides for annual meetings of shareholders, and the Trusts do not currently intend to hold such a meeting in 2012. Shareholder proposals for inclusion in the Proxy Statement for any subsequent meeting must be received by the applicable Trust a reasonable period of time prior to the printing and sending of proxy materials.

SCHEDULE A

RS Investment Trust

RS Variable Products Trust

Nominating Committee

Charter

As Amended as of May 24, 2006

A.	Mission Statement.

The Nominating Committee (the “Committee”) is intended to assist the Board of Trustees of the RS Investment Trust or the RS Variable Products Trust (each the “Trust”) in effectively performing its duty to fill vacancies under the Investment Company Act of 1940, as amended (the “1940 Act”), and applicable law. The responsibilities of the Committee are to supervise the nominations and elections of independent trustees of the Trust.

B.	Members and Qualifications.

1.	The Committee shall consist of all of the independent trustees of the Trust, i.e., each trustee who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act and the rules and regulations thereunder.

C.	Meetings.

1.	The Committee shall meet separately from the full Board of Trustees.

2.	The Committee may hold meetings at such times and locations as the Committee may determine.

3.	The agenda and minutes for each meeting of the Committee shall be prepared and maintained by counsel to the independent trustees or, in the absence of such counsel, by such other person as may be appointed by the Committee.

4.	At any meeting of the Committee a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Declaration of Trust or By-Laws.

5.	The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter.

D.	Organizational Matters.

1.	The Committee may seek advice from counsel for the Fund or for the independent trustees.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities.

3.	Costs incurred by the Committee in performing its functions under this Charter shall be borne by the Trust.

E.	Nomination of Independent Trustees.

1.	The Committee shall nominate, for consideration by the shareholders or the Board of Trustees in accordance with Section 16(a) of the 1940 Act, candidates to serve as independent trustees of the Trust.

2.	The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

3.	In making nominations under paragraph E.1 the Committee shall evaluate candidates’ qualifications for Board membership, their independence from the Funds’ investment adviser and its affiliates (“RS Investments”) and other principal service providers, and the effect of any relationships beyond those stated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with RS Investment Management or other service providers.

4.

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser or any sub-adviser, (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.

The Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

5.	The Committee shall not nominate any individual to the Board if the addition of such individual to the Board would cause more than 25 percent of the members of the Board to be persons who either (a) have been directors, officers, or employees of RS Investment Management, L.P. or RS Investment Management, Inc. (collectively, “RS”) during the preceding 10 years or (b) are interested persons, as defined in the 1940 Act, of any RS Fund or of RS.

6.	In making nominations under paragraph E.1, the Committee shall (a) provide RS Investments with an opportunity to suggest candidates to serve as independent Trustees and (b) afford RS Investments an opportunity to meet with and comment upon other candidates considered by the Committee.

7.	The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

F.	Effectiveness of the Committee.

The Committee shall at each Meeting consider whether any steps should be taken to improve the effectiveness of the Committee including, among other things, whether this Charter should be modified.

Appendix A to Schedule A

Procedures for Shareholders to Submit Nominee Candidates

(As of May 25, 2004)

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

SCHEDULE B

Independent Registered Public Accounting Firm Fees

Fees for services rendered to Investment Trust by PricewaterhouseCoopers LLP.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2009	$650,081	$—	$202,308	$—
December 31, 2010	$747,685	$—	$192,830	$—

Fees for services rendered to Variable Trust by PricewaterhouseCoopers LLP.

Fiscal Year Ended	Audit Fees*	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2009	$191,774	$—	$133,326	$—
December 31, 2010	$183,910	$—	$83,050	$—

*	Fees are exclusive of out of pocket expenses.

Fees for services rendered by PricewaterhouseCoopers LLP to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Investment Trust if the engagement related directly to the operations and financial reporting of Investment Trust.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2009	$—	$11,700	$200,000
December 31, 2010	$—	$11,700	$220,000

Fees for services rendered by PricewaterhouseCoopers LLP to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment

B-1

adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Variable Trust if the engagement related directly to the operations and financial reporting of Variable Trust.

Fiscal Year Ended	Audit-Related Fees	Tax Fees*	All Other Fees*
December 31, 2009	$—	$—	$200,000
December 31, 2010	$—	$1,200	$220,000

*	Fees are exclusive of out of pocket expenses.

During the periods indicated in the table above, no services relating to the “Audit-Related Fees,” “Tax Fees” and “All Other Fees” disclosed above were approved by the Trusts’ Audit Committees pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to Investment Trust, and rendered to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Investment Trust for each of the last two fiscal years of Investment Trust were $479,401 for 2009 and $275,780 for 2010.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to Variable Trust, and rendered to RS Investments (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with RS Investments that provides ongoing services to Variable Trust for each of the last two fiscal years of Variable Trust were $398,719 for 2009 and $155,500 for 2010.

B-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

You can vote your proxies over the Internet or telephone.
INTERNET AND TELEPHONE ARE AVAILABLE 24 HOURS A DAY, SEVEN DAYS A WEEK.
If you are voting by Internet or telephone, you should NOT mail your proxy card.
Vote by Internet:
-	Read the proxy statement and have your proxy card available
-	Go to www.proxy-direct.com/rsi and follow the on screen directions
Vote by telephone:
-	Read the proxy statement and have your proxy card available
-	Call toll free x-xxx-xxx-xxxx and follow the recorded instructions provided to cast your vote

Please detach at perforation before mailing.

PROXY	PROXY SOLICITED BY THE BOARD OF TRUSTEES	PROXY

OF RS INVESTMENT TRUST AND RS VARIABLE PRODUCTS TRUST

PROXY FOR JOINT MEETING OF SHAREHOLDERS OF RS INVESTMENT TRUST AND RS VARIABLE

PRODUCTS TRUST

MAY 20, 2011

The undersigned hereby appoints Terry R. Otton, Benjamin L. Douglas and James E. Klescewski, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Joint Meeting of Shareholders of RS Investment Trust and RS Variable Products Trust, to be held on May 20, 2011 at 9:00 a.m., Pacific Time, at the offices of the Trusts at 388 Market Street, 17th Floor, San Francisco, CA 94111, and at any adjournments thereof, all of the shares of each series of RS Investment Trust and RS Variable Products Trust which the undersigned would be entitled to vote if personally present. Receipt of the related proxy statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH NOMINEE LISTED BELOW. IF ANY NOMINEE FOR TRUSTEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE FOR THE ELECTION OF ANY OTHER PERSON IN PLACE OF SUCH NOMINEE.

VOTE VIA THE INTERNET: www.proxy-direct.com/rsi
VOTE VIA THE TELEPHONE: x-xxx-xxx-xxxx

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Shareholder sign here

Co-owner sign here

Date

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

RS Investment Trust and RS Variable Products Trust

Joint Meeting of Shareholders to Be Held on May 20, 2011.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/rsi

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES LISTED BELOW.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	¡

1.	To vote for the election of Trustees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Judson Bergman	02. Kenneth R. Fitzsimmons, Jr.	03. Anne M. Goggin	☐	☐	☐
	04. Christopher C. Melvin, Jr.	05. Deanna M. Mulligan	06. Gloria S. Nelund
	07. Terry R. Otton	08. John P. Rohal

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee number(s) on the line below.

Proxy Tabulator PO Box 55920 Boston, MA 02205-5920	EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT
SCARLETT ZOECHBAUER GLANZINGGASSE 35

Vote by Internet

Please go to the electronic voting site at www.eproxy.com/grd. Follow the on-line instructions. If you vote by internet, you do not have to return your Card.

Vote by Phone

Please call us toll free at1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Card.

Vote by Mail

Mark, sign and date your card and return it promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.

Important Notice Regarding the Availability of Proxy Materials for RS Investment Trust and RS Variable Products Trust Joint Meeting of Shareholders to Be Held on May 20, 2011. The Proxy Statement for this meeting is available at: https://www.eproxy.com/grd	PROXY TABULATOR PO BOX 55920 BOSTON, MA 02205-5920

700 438 161 597 0

VOTING INSTRUCTION	VOTING INSTRUCTION

VOTING INSTRUCTION CARD SOLICITED BY THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. AND THE BOARD OF TRUSTEES OF RS INVESTMENT TRUST AND RS VARIABLE PRODUCTS TRUST FOR A JOINT MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 2011

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. (“GIAC”) to vote all shares of the fund(s) listed on the reverse side of this card in which the undersigned had an interest as a contract owner on March 15, 2011, as designated below at the Joint Meeting of Shareholders of RS Investment Trust and RS Variable Products Trust, to be held on May 20, 2011 at 9:00 a.m., Pacific Time, at the offices of the Trust at 388 Market Street, 17th Floor, San Francisco, CA 94111, and at any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Meeting that describes the matter to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card depending on your separate account, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from the contract owners in the Separate Account.

Signature
Please sign exactly as name appears on this proxy card. If you are a joint owner, each should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, please sign in partnership name.	Signature
Date

Proposal(s) listed on reverse side.

SUBMIT THIS VOTING INSTRUCTION CARD TODAY!            (1 of 1)

0 700 438 161 597 0	Account Owner SCARLETT ZOECHBAUER

Fund Name

[NAME OF SERIES]

GIAC IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES LISTED BELOW.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use fine point pen.  ☒

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	☐	☐	☐

To withhold authority to vote for any Individual nominee(s), write the number of the nominee(s) in the box below.
1 Election of Trustees

01.	Judson Bergman	02.	Kenneth R. Fitzsimmons, Jr.
03.	Anne M. Goggin	04.	Christopher C. Melvin, Jr.
05.	Deanna M. Mulligan	06.	Gloria S. Nelund
07.	Terry R. Otton	08.	John R. Rohal